                                                                    EXHIBIT 10.2
                                                                  EXECUTION COPY


                                  SECOND AMENDMENT AND WAIVER dated as of June
                          6, 1996 (this "Amendment"), to the Credit Agreement dated as of August 1, 1994, as amended as of August 31, 1994 (the "Credit Agreement"), among SILVER KING COMMUNICATIONS, INC., a Delaware corporation ("Holdings"), SKTV, INC., a Delaware corporation and a wholly owned subsidiary of Holdings (the "Borrower"), the financial institutions party thereto (the "Lenders") and CHEMICAL BANK, a New York banking corporation, as administrative agent for the Lenders (in such capacity, the "Administrative Agent") and as collateral agent for the Lenders (in such capacity, the "Collateral Agent").


         A. Silver King Capital Corporation, Inc., a Delaware corporation and a wholly owned subsidiary of the Borrower ("SKCC"), wishes to consummate certain transactions hereinafter described (collectively, the "Channel 66 Transactions"), which are not currently permitted under the Credit Agreement. Silver King Broadcasting of Northern California, Inc., a wholly owned subsidiary of the Borrower ("Silver King California"), was party to a Memorandum of Understanding, a copy of which is annexed hereto (the "Memorandum of Understanding"), with Whitehead Communications, Inc., relating to the acquisition (the "Acquisition") of KPST-TV, Vallejo, California ("KPST-TV") from Pan Pacific Television, Inc. All Silver King California's material rights and obligations under the Memorandum of Understanding have been assigned to, and assumed by, SKCC and, as described below, SKC Investments, Inc., a Delaware corporation and a wholly owned subsidiary of Holdings ("SKCI"). Pursuant to the Memorandum of Understanding, Channel 66 of Vallejo, California, Inc. ("Channel 66") has been formed as a Delaware corporation with one class of voting stock, comprising 51% of the equity of Channel 66, which is owned by Whitehead Media of California, Inc. ("Whitehead") and one class of convertible nonvoting stock (convertible into voting stock), comprising 49% of the equity of Channel 66, which is owned by SKCC. SKCC proposes to make a loan to SKCI in the approximate amount of $4,900,000 (the "SKCI Loan"), of which $1,400,000 will be made from Allowable Investment Proceeds as defined in the Credit Agreement; SKCI, in turn, proposes to make a loan to Channel 66 in the approximate amount of $8,900,000

(the "Channel 66 Loan"), the proceeds of which will be utilized to finance the Acquisition, acquire or construct new studio facilities and provide working capital. The Channel 66 Loan will be secured by a pledge of Whitehead's 51% interest in Channel 66. Substantially simultaneously with the closing of the Acquisition, Channel 66 will enter into an affiliation agreement with Home Shopping Club, Inc.

         B. The Memorandum of Understanding provides that, under certain circumstances and at certain times, (i) Whitehead will have the rights to put its shares in Channel 66 to SKCC and to otherwise be compensated for the transfer of such shares in connection with a foreclosure of the Channel 66 Loan (collectively, the "Whitehead Put Rights") and (ii) SKCC will have the right to purchase Whitehead's shares in Channel 66 (the "SK Call Rights"), in each case for a price equal to 51% of the excess of the appraised value of KPST-TV over its liabilities. All rights and obligations of SKCC in respect of the Whitehead Put Rights and the SK Call Rights will be assigned to, and assumed by, SKCI (the "Put-Call Assumption") and SKCC will have no further liability or obligation in connection therewith.

         C. Holdings and the Borrower wish to change their fiscal year to a fiscal year ending December 31.

         D. Holdings and the Borrower wish to amend the definition of EBITDA in the Credit Agreement to change the treatment of Capital Investment Payments.

         E. The Borrower has requested that the Lenders consent to a deferral in the payment of preferred stock dividends by Blackstar Communications, Inc. to the Borrower or its subsidiaries.

         F. Pursuant to a pre-existing contractual commitment to Roberts Broadcasting Company ("Roberts"), SKCC may be required to pledge its shares of stock in Roberts (the "Roberts Stock") to secure third party financing obtained by Roberts, and accordingly has requested that the Roberts Stock be released as Collateral under the Pledge Agreement in order to permit such pledge.

         G. In connection with the foregoing, the Borrower and Holdings have requested that the Lenders enter into this Amendment in order to amend and to waive certain provisions of the Credit Agreement, and the Lenders are willing to enter into this Amendment, subject to the terms and conditions set forth herein. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

         Accordingly, in consideration of the mutual agreements contained in this Amendment and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:


         SECTION 1. Amendments of Credit Agreement. Upon the effectiveness of this Amendment in accordance with Section 4 hereof:

         (a) Amendment to Section 1.01. Section 1.01 of the Credit Agreement shall be amended as set forth below:

         (i) The definition of " Allowable Investments" shall be amended by inserting immediately after the reference to "fiscal year" the words "or period, as the case may be".

         (ii) The definition of "EBITDA" shall be amended by deleting the words "(including Capital Investment Payments)", and inserting, immediately following the semi-colon after "extraordinary losses", the words "and plus the amount of Capital Investment Payments not in excess of $75,000 for any fiscal quarter;".

         (iii) The definition of " Excess Cash Flow" shall be amended by (x) deleting the words "for any fiscal year ending on or after August 31, 1995, EBITDA for such fiscal year" and inserting in place thereof the words "for the fiscal year ending August 31, 1995, for the period from and including September 1, 1995, to and including December 31, 1996, and for any fiscal year ending on or after December 31, 1997, EBITDA for such fiscal period" and (y) deleting the word "year" at the end of such definition and inserting in place thereof the word "period".

         (iv) The definition of "Excess Cash Flow Percentage" shall be amended by adding immediately after each reference therein to "fiscal year" the words "(or other period in respect of which Excess Cash Flow is computed)".

         (v) The following definition shall be added in proper alphabetical order:

         "Stub Period" shall mean the fiscal period from and including September 1, 1995, through and including December 31, 1995."

         (b) Amendment to Section 2.13(c). Paragraph (c) of Section 2.13 of the Credit Agreement shall be amended to read in its entirety as follows:

         "(c) No later than 110 days after the end of each fiscal year of the Borrower ending on or after December 31, 1996, the Borrower shall prepay outstanding Loans in accordance with Section 2.13(d) in an aggregate principal amount equal to the Excess Cash Flow Percentage of Excess Cash Flow for such fiscal year or, in the case of the fiscal year ended December 31, 1996, for the period from and including September 1, 1995 through and including December 31, 1996, minus the sum of (a) prepayments of Term Loans during such period or fiscal year pursuant to Section 2.12 and (b) prepayments of Revolving Loans during such period or fiscal year pursuant to Section 2.12 but only to the extent that such Revolving Loans cannot by their terms be redrawn or reborrowed."

         (c) Amendment to Section 5.04. Section 5.04 of the Credit Agreement shall be amended by inserting the words "and after the end of the Stub Period" in paragraphs (a), (g) and (f) immediately after the first references therein to "fiscal year" and by inserting the words "or Stub Period" after each other reference to "fiscal year" or "year" in paragraphs (a) and (b).

         (d) Amendment to Section 5.09. Section 5.09 of the Credit Agreement shall be amended by deleting the reference to "August 31" and inserting in place thereof a reference to "December 31".

         (e) Amendment of Section 6.12. The table appearing on Section 6.12 of the Credit Agreement shall be amended to read in its entirety as follows:

 "From and Including:       To and Including:                   Ratio:
  -------------------       -----------------                   ------

 October 1, 1995            September 30, 1996                  4.75 to 1.00
 October 1, 1996            September 30, 1997                  4.25 to 1.00
 October 1, 1997            September 30, 1998                  4.00 to 1.00
 October 1, 1998            Thereafter                          3.50 to 1.00"

         (f) Amendment to Section 6.13. The table appearing on Section 6.13 of the Credit Agreement shall be amended to read in its entirety as follows:

 "From and Including:       To and Including:                   Ratio:
  -------------------       -----------------                   ------

 October 1, 1995            September 30, 1996                  2.50 to 1.00
 October 1, 1996            September 30, 1997                  2.75 to 1.00
 October 1, 1997            Thereafter                          3.00 to 1.00"

         (g) Amendment to Section 6.14. Section 6.14 of the Credit Agreement shall be amended by deleting the reference to "August 31, 1997" and inserting in place thereof "September 30, 1997", and by deleting the reference to "September 1, 1997" and inserting in place thereof "October 1, 1997".

         SECTION 2. Fiscal Quarters. Each reference in the Credit Agreement to a fiscal quarter or to fiscal quarters of Holdings or the Borrower (including in respect of fiscal quarters ending prior to the Effective Date) shall be deemed to refer to fiscal quarters ending on March 31, June 30, September 30 and December 31 of each year. The Borrower will prepare and deliver to the Administrative Agent and the Lenders, no later than ten days after the date on which the conditions to effectiveness set forth in Section 4 hereof have been satisfied, audited financial statements for the Stub Period and unaudited financial statements for the fiscal quarter ended March 31, 1996, in each case in accordance with the requirements of Section 5.04. For purposes of the Credit Agreement, such financial statements (and delivery thereof at the time required hereby) shall be deemed to have been required by and timely delivered pursuant to Section 5.04, in lieu of other financial statements covering such periods.

         SECTION 3. Waivers. (a) The Lenders hereby waive, subject to the conditions set forth below, compliance with the provisions of Sections 6.01 and
6.04 of the Credit Agreement to the extent, and only to the extent, necessary to permit (i) SKCC to acquire 49% of the stock of Channel 66 as contemplated by the Memorandum of Understanding, (ii) SKCC to make the SKCI Loan and (iii) SKCI to make the Channel 66 Loan. The foregoing waiver shall not constitute a waiver with respect to any purchase or acquisition by the Borrower or its Subsidiaries of any of Whitehead's shares in Channel 66, and any such purchase or acquisition will accordingly require the prior written consent of the Required Lenders. The foregoing waiver is specifically conditioned on (w) all the shares of Channel 66 at any time owned or acquired by the Borrower, SKCC or any other Subsidiary of the Borrower being pledged to the Lenders under the Pledge Agreement, (x) the SKCI Loan being evidenced by a note which is pledged to the Lenders under the Pledge Agreement at the time the SKCI Loan is made,
(y) SKCI having entered into an agreement with the Administrative Agent, for the benefit of the Lenders, in form and substance satisfactory to the Administrative Agent, pursuant to which SKCI agrees not to sell, transfer or otherwise dispose of, or pledge or hypothecate, the Channel 66 Loan or any interest therein or promissory note relating thereto, until the earlier of the repayment in full of the SKCI Loan or the termination of the Credit Agreement and the repayment of all the Obligations and (z) the Put-Call Assumption, in form and substance satisfactory to the Administrative Agent, having been entered into by SKCC and SKCI and consented to by Whitehead and becoming effective.

         (b)  The Lenders hereby waive compliance with the provisions of
Section 5.13 of the Credit Agreement to the extent, and only to the extent, necessary to permit the Borrower to agree to the deferral, for such period as the Borrower shall determine, of the payment of Blackstar Dividend Income.

         (c) The Lenders hereby consent to the release of the Roberts Stock as Collateral under the Pledge Agreement for the sole purpose of permitting the Roberts Stock to be pledged to third-party lenders to Roberts pursuant to the requirements of the Shareholder Agreement dated April 28, 1989, among Roberts and certain stockholders thereof, including SKCC; provided, however, that such Roberts Stock shall promptly be repledged by SKCC under the Pledge

 Agreement in the event it is no longer required to be pledged to, or is released from the pledge in favor of, such third party lenders to Roberts.

         SECTION 4. Conditions to Effectiveness. This Amendment shall become effective, retroactively to December 31, 1995, on the first date (the "Effective Date") on which (x) the Administrative Agent shall have received counterparts of this Amendment which, when taken together, bear the signatures of Holdings, the Borrower and Lenders holding Loans and unused Commitments representing at least 66 2/3% of the sum of (A) the aggregate principal amount of the Loans outstanding at such time and (B) the aggregate unused Commitments at such time and (y) the conditions to the waiver set forth in Section 3(a) have been satisfied.

         SECTION 5. Representations and Warranties. Each of Holdings and the Borrower represents and warrants to the Administrative Agent, the Collateral Agent and each of the Lenders that:

         (a) This Amendment, and the Credit Agreement as amended hereby, have been duly authorized, executed and delivered by them and constitute their legal, valid and binding obligations enforceable in accordance with their terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally, or by general equity principles, including but not limited to principles governing the availability of the remedies of specific performance and injunctive relief.

         (b) The representations and warranties set forth in Article III of the Credit Agreement and in the other Loan Documents, after giving effect to this Amendment, are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

         (c) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

         For purposes of the foregoing representations, references to the Credit Agreement shall mean the Credit Agreement as amended hereby.

         SECTION 6. Credit Agreement. Except as specifically amended or waived hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as amended hereby.

         SECTION 7. APPLICABLE LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

         SECTION 8. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one contract.

         SECTION 9. Expenses. Holdings and the Borrower agree to reimburse the Administrative Agent and the Collateral Agent for their reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable

                                                                               9
fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent and the Collateral Agent.


         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.



                                 SILVER KING COMMUNICATIONS, INC.,

                                   by
                                         /s/ Michael Drayer
                                      -----------------------------
                                     Name:  Michael Drayer
                                      Title: Executive Vice President


                                 SKTV, INC.,

                                   by
                                         /s/ Steven H. Grant
                                         ---------------------------
                                  Name:  Steven H. Grant
                                         Title: President


                                 CHEMICAL BANK, as a Lender, as
                                 Administrative Agent and as
                                 Collateral Agent,

                                   by
                                         /s/ Judith E. Smith
                                      -------------------------------
                                      Name:  Judith E. Smith
                                      Title: Vice President


                                 THE BANK OF NEW YORK,

                                   by
                                         /s/ Wade Layton
                                      -------------------------------
                                      Name:  Wade Layton
                                      Title: Vice President

                                   FIRST UNION NATIONAL BANK OF NORTH
                                   CAROLINA,

                                     by
                                          /s/  J.R. Reed
                                        -----------------------------------
                                        Name:
                                        Title: SVP


                                   THE LONG-TERM CREDIT BANK OF
                                   JAPAN,  LTD.,

                                     by
                                            /s/ John J. Sullivan
                                        -----------------------------------
                                        Name:  John J. Sullivan
                                        Title:  Joint General Manager


                                   MERRILL LYNCH SENIOR FLOATING RATE
                                   FUND, INC.,

                                     by

                                        -----------------------------------
                                        Name:
                                        Title:


                                   VAN KAMPEN AMERICAN CAPITAL PRIME RATE
                                   INCOME TRUST,

                                     by
                                            /s/ Jeffrey W. Maillet
                                        -----------------------------------
                                        Name:  Jeffrey W. Maillet
                                        Title:  Senior Vice President-
                                        Portfolio Manager


                                   PRIME INCOME TRUST,

                                     by

                                        -----------------------------------
                                        Name:
                                        Title:

                                        CERES FINANCE LTD.,

                                        by CHANCELLOR SENIOR SECURED
                                           MANAGEMENT, INC., as Financial
                                           Manager

                                           by  /s/ Darren R. Riley
                                               ---------------------------
                                               Name:   Darren P. Riley
                                               Title:  DIRECTOR

                                        CREDITANSTALT BANKVERIEN,

                                            by     /s/ Joseph P. Longosz
                                               -------------------------------
                                               Name:  Joseph P. Longosz
                                               Title:  Vice President

                                        CREDITANSTALT BANKVERIEN,

                                           by   /s/ Scott Kray
                                               ------------------------------
                                               Name:  Scott Krayer
                                               Title:  Senior Vice President

                                        MERRIL LYNCH PRIME RATE PROTFOLIO,

                                          by MERRIL LYNCH ASSET
                                               MANAGEMENT, L.P., as
                                               Investment Advisor,

                                          by
                                               -------------------------------
                                               Name:
                                               Title:


                                        RESTRUCTURED OBLIGATIONS BACKED BY
                                        SENIOR ASSETS B.V.,

                                          by CHANCELLOR SENIOR SECURED
                                             MANAGEMENT, INC., as
                                             Portfolio Advisor,

                                             by
                                                  ----------------------------
                                                  Name:
                                                  Title:

                                   STICHTING RESTRUCTURED OBLIGATIONS
                                   BACKED BY SENIOR ASSETS 2 (ROSA 2),

                                     by CHANCELLOR SENIOR SECURED
                                        MANAGEMENT, INC., as
                                        Portfolio Advisor,

                                        by
                                            ----------------------------
                                            Name:
                                            Title:

                                ING CAPITAL ADVISORS, INC.,

                                  by
                                        /s/ Michael D. Hatley
                                     -----------------------------------------
                                     Name:  Michael D. Hatley
                                     Title: Vice President & Portfolio Manager